CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Revenues:
Products	$ 138,975	$ 118,727	$ 119,279
Services	82,917	74,270	69,892
Total revenues	221,892	192,997	189,171
Cost of revenues:
Products	29,448	27,066	26,386
Services	10,284	9,669	9,333
Total cost of revenues	39,732	36,735	35,719
Gross profit	182,160	156,262	153,452
Operating expenses:
Research and development, net	44,081	40,983	36,187
Sales and marketing	93,203	82,815	76,646
General and administrative	19,797	14,895	9,696
Total operating expenses	157,081	138,693	122,529
Operating income	25,079	17,569	30,923
Financial income, net	5,802	4,494	4,792
Income before taxes on income	30,881	22,063	35,715
Taxes on income	5,931	4,008	3,958
Net income	$ 24,950	$ 18,055	$ 31,757
Basic net earnings per share	$ 0.55	$ 0.40	$ 0.73
Diluted net earnings per share	$ 0.53	$ 0.39	$ 0.68